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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 8, 1995


                     Air Express International Corporation
             (Exact Name of Registrant as Specified in its Charter)



               Delaware                   1-8306          36-2074327
      (State or Other Jurisdiction     (Commission     (I.R.S. Employer
           of Incorporation)           File Number)   Identification No.)



                  120 Tokeneke Road, Darien, Connecticut 06820
                    (Address of Principal Executive Offices)

                                 (203) 655-7900
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)










                               Page 1 of 4 pages
                            Exhibit Index on page 4

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Item 2.  Acquisition or Disposition of Assets.

    a)On June 8, 1995, Air Express International Corporation ("AEI"), a Delaware corporation, acquired all of the outstanding shares of capital stock of Radix Ventures, Inc. ("Radix"), a Delaware corporation, pursuant to an Agreement and Plan of Reorganization dated May 3, 1995 between AEI and Radix. In exchange for 771,500 of Radix common shares, AEI issued approximately 980,000 of its $.01 par value common shares and approximately $.5 million in cash. AEI shares were issued from its existing authorized capital stock, and the cash was paid out of working capital. The purchase price payable to Radix stockholders was approximately $24.4 million, and was determined based upon negotiations between the parties. The acquisition will be accounted for as a purchase.


Item 7.  Financial Statements and Exhibits.

    a)Financial statements of business acquired.

      1) Consolidated financial statements of Radix for the fiscal year ended July 31, 1994 (Audited).

      2) Consolidated financial statements of Radix for the nine months ended April 30, 1995 (Unaudited).

      The above financial statements have been previously filed by Radix with the Securities and Exchange Commission under Commission number 2-94692. Therefore, the information required by (a) is incorporated by reference to the financial statements contained in these filings; which financial statements are also included as exhibits to this report. The related 10-K and 10-Q filings of Radix in which such financial statements are contained are expressly not incorporated by reference.

      b)Pro forma financial information.

      Because of the impracticability of filing herewith, AEI will file as an amendment, no later than August 22, 1995, the following pro forma financial information:

      1) AEI pro forma consolidated balance sheet as of March 31, 1995 (Unaudited).

      2) AEI pro forma consolidated statement of income for the year ended December 31, 1994 (Unaudited).

      3) AEI pro forma consolidated statement of income for the three month period ended March 31, 1995 (Unaudited).

    c)Exhibits.

      1) Consolidated financial statements of Radix for the fiscal year ended July 31, 1994 (Audited).

      2) Report of Independent Auditors.

      3) Consolidated financial statements of Radix for the nine months ended April 30, 1995 (Unaudited).


                                      (2)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Air Express International Corporation
                                                          (Registrant)




Date:  June 22, 1995                 /s/    Dennis M. Dolan
                                            Dennis M. Dolan
                                           Vice President and
                                        Chief Financial Officer
                                     (Principal Financial Officer)































                                      (3)

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                                 Exhibit Index





         EX99-A Consolidated financial statements of Radix for the fiscal year ended July 31, 1994 (Audited)

         EX99-B  Report of Independent Auditors

         EX99-C Consolidated financial statements of Radix for the nine months ended April 30, 1995 (Unaudited)



































                                      (4)